UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2012

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2012, the Board of Directors of MicroStrategy Incorporated (the “Company” or “MicroStrategy”) implemented a reorganization of the Company’s management team at the recommendation of Michael J. Saylor, the Company’s Chairman of the Board of Directors, Chief Executive Officer and President. Pursuant to the reorganization:

•	Jonathan F. Klein was elected President & Chief Legal Officer,

•	Paul N. Zolfaghari was elected President, effective on his start date with the Company, which is expected to be in November 2012,

•	Douglas K. Thede was elected Senior Executive Vice President & Chief Financial Officer,

•	Bob Watts was elected Senior Executive Vice President & Chief Operating Officer, and

•	Peng Xiao was elected Senior Executive Vice President & Chief Technology Officer.

With the elections of Messrs. Klein and Zolfaghari as described above, Mr. Saylor no longer serves as the Company’s President. Mr. Saylor will continue to serve as the Chairman of the Board of Directors and Chief Executive Officer.

Prior to his election as President & Chief Legal Officer, Mr. Klein, age 45, was serving as the Company’s Executive Vice President, Law & General Counsel, a position he had held since December 2007. Mr. Klein also previously served as the Company’s Vice President, Law and General Counsel from November 1998 to December 2007 and as Corporate Counsel from June 1997 to November 1998. From September 1993 to June 1997, Mr. Klein was an appellate litigator with the United States Department of Justice. Mr. Klein received a B.A. in Economics from Amherst College and a J.D. from Harvard Law School.

Prior to his election as President, Mr. Zolfaghari, age 48, served as the Chief Operating Officer of ParAccel, Inc., an analytic database company headquartered in California, a position he had held since January 2011. Prior to his tenure at ParAccel, Mr. Zolfaghari served as MicroStrategy’s Executive Vice President, Worldwide Sales & Operations from December 2007 to January 2011, as Vice President, Worldwide Sales and Operations from August 2006 to December 2007, as Vice President, Worldwide Business Affairs from March 2005 to August 2006, as Vice President & Chief of Staff from July 2003 to March 2005, as Chief of Staff from November 2000 to July 2003, and as assistant to MicroStrategy’s President & Chief Executive Officer from December 1999 to November 2000. Mr. Zolfaghari received a B.A. in English from Gettysburg College and a J.D. from the University of Pittsburgh.

Prior to his election as Senior Executive Vice President & Chief Financial Officer, Mr. Thede, age 43, was serving as the Company’s Executive Vice President, Finance & Chief Financial Officer, positions he had held since September 2009. Mr. Thede has also been Treasurer of the Company since November 2008, and will continue to serve in this position. Mr. Thede previously served as the Company’s Interim Chief Financial Officer from March 2009 to September 2009, as Vice President, Worldwide Tax from November 2008 to September 2009, as acting Vice President, Worldwide Controller from March 2009 to June 2009, and as Vice President, Worldwide Tax Planning & Compliance from the time he joined MicroStrategy in June 2008 to March 2009. Prior to joining MicroStrategy, Mr. Thede served as Senior Director, Tax of Convergys Corporation, an S&P 500 company that provides relationship management solutions, from March 2005 to May 2008, and as senior tax manager at PricewaterhouseCoopers LLP from August 2003 to March 2005. Mr. Thede also served a total of twelve years with Cincinnati Bell Inc., Ernst & Young LLP, and KPMG Peat Marwick from 1991 to 2003. Mr. Thede is a certified public accountant and received a B.S. in Business from Miami University.

Prior to his election as Senior Executive Vice President & Chief Operating Officer, Mr. Watts, age 44, was serving as the Company’s Executive Vice President, Worldwide Professional Services, a position he had held since October 2009. Mr. Watts previously served as the Company’s Vice President, Worldwide Consulting & Education Services from January 2008 to September 2009. Prior to joining MicroStrategy, Mr. Watts served a total of nine years with Parametric Technology Corporation (“PTC”), a product lifecycle management and enterprise content management solutions provider, where he held positions of increasing responsibility including Senior Vice President, Global Services from 2004 to 2007. Prior to joining PTC, Mr. Watts served as Director—Product Development and

Configuration Management for Texas Instruments’ Defense Systems division from 1996 to 1998. Mr. Watts also served as an aviation officer with the United States Army from 1990 to 1996. Mr. Watts received a B.S. in Electrical Engineering from the United States Military Academy at West Point and an M.S. in Business Organizational Management from the University of La Verne.

Prior to his election as Senior Executive Vice President & Chief Technology Officer, Mr. Xiao, age 38, was serving as the Company’s Executive Vice President, Network and Applications Engineering, a position he had held since March 2012. Mr. Xiao previously served as the Company’s Executive Vice President & Chief Information Officer from December 2007 to February 2012, and as Vice President & Chief Information Officer from May 2006 to December 2007. From April 1999 to May 2006, Mr. Xiao held various positions of increasing responsibility in the Company’s information systems department. Prior to joining MicroStrategy, Mr. Xiao served as the head of IT operations for Bond and Pecaro, a strategic consulting firm. Mr. Xiao received a B.S. in Computer Science and a B.A. in International Business from Hawaii Pacific University and an M.A. in International Affairs from The George Washington University.

Following the reorganization, (i) Sanju K. Bansal will continue to serve as Vice Chairman of the Board of Directors, Executive Vice President and Secretary, and no longer serves as Chief Operating Officer, (ii) Donald W. Hunt will continue to serve as Executive Vice President, Worldwide Sales & Operations, and (iii) Messrs. Bansal and Hunt are no longer named executive officers of the Company for purposes of the disclosure requirements under Item 5.02(b) of Form 8-K.

In connection with Mr. Zolfaghari’s election as President, the Chief Executive Officer established (i) an annual salary for Mr. Zolfaghari of $800,000 and (ii) an annual cash bonus potential for Mr. Zolfaghari in the amount of $800,000 to be awarded based on the achievement of targets that will be outlined in a variable compensation plan. The annual cash bonus potential for 2012 will be prorated based on the actual time Mr. Zolfaghari is employed by the Company during 2012. The Company will also pay Mr. Zolfaghari a one-time reporting bonus in the amount of $200,000, subject to continued employment conditions during the first twelve months of his employment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2012	MicroStrategy Incorporated
(Registrant)

	By:	/s/ Douglas K. Thede
	Name:	Douglas K. Thede
	Title:	Senior Executive Vice President & Chief Financial Officer